UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 14, 2011

USA Mobility, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51027	16-1694797
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6850 Versar Center, Suite 420, Springfield, Virginia		22151-4148
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(800) 611-8488

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 14, 2011, the Board of Directors of USA Mobility, Inc. (the "Company") approved an amendment to the previously disclosed Executive Severance and Change in Control Agreements (the "Severance Agreements"), dated October 30, 2008, for Thomas G. Saine, our Chief Information Officer, James H. Boso, our EVP, Sales and Marketing, and Bonnie Culp, our EVP, HR and Administration. The amended and restated Severance Agreement extended the term of the prior agreement from December 31, 2012 to December 31, 2014. In addition, on March 14, 2011, our Board of Directors approved the same form of Severance Agreement for Shawn E. Endsley, our Chief Financial Officer. The Severance Agreement provides severance payments, on a discretionary basis, to the executive officers who are terminated involuntarily other than fault of their own as specified in the Severance Agreement. The Severance Agreement constitutes a formal Employee Welfare Benefit Plan under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The form of Severance Agreement for each of the aforementioned executive officers of the Company is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

On March 15, 2011, the Board of Directors of the Company, upon recommendation of the Compensation Committee of the Board of Directors (the "Compensation Committee"), adopted the USA Mobility, Inc. 2011 Long-Term Incentive Plan (the "2011 LTIP"). The 2011 LTIP provides eligible employees the opportunity to earn long-term incentive compensation based on the Company’s attainment of certain financial goals determined by the Compensation Committee and set forth in the 2011 LTIP during the period from January 1, 2011 and December 31, 2014 (the "performance period"). Under the terms of the 2011 LTIP, the target award is to be paid in restricted stock units, which may vest at the end of the performance period should the pre-established performance goals be achieved. The USA Mobility, Inc. 2011 Long-Term Incentive Plan is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

On March 16, 2011, the Compensation Committee further amended the employment agreement between the Company and Vincent D. Kelly, President and Chief Executive Officer ("CEO") of the Company. The changes to Mr. Kelly’s previously disclosed employment agreement, dated October 30, 2008, concerned: (i) an extension of the term of the agreement from December 31, 2012 to December 31, 2014; (ii) an expansion of the two-year, post termination non-compete provision to cover mission critical communications software in connection with our recent acquisition of Amcom Software, Inc.; and (iii) deletion of a provision that provided a gross-up payment should a Federal excise tax apply to a severance award upon termination following a change in control of the Company. There were no changes to the base salary and annual bonus terms set forth in the agreement. The Second Amended and Restated Employment Agreement with our CEO is attached hereto as Exhibit 99.3, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith.

99.1 Amended and Restated Executive Severance and Change in Control Agreement (for certain executive officers, not including the CEO)

99.2 USA Mobility, Inc. 2011 Long-Term Incentive Plan

99.3 Second Amended and Restated Employment Agreement with Vincent D. Kelly

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Mobility, Inc.

March 17, 2011	By:	/s/ Shawn E. Endsley

Name: Shawn E. Endsley
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Amended and Restated Executive Severance and Change in Control Agreement (for certain executive officers, not including the CEO)
99.2	USA Mobility, Inc. 2011 Long-Term Incentive Plan
99.3	Second Amended and Restated Employment Agreement with Vincent D. Kelly